                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------



         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT") is made as of September 10, 2004 by and among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust, and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively, the "BORROWERS"), certain Subsidiaries of the Borrowers, as Guarantors, the Lenders party hereto and JPMORGAN CHASE BANK, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), as Swing Lender and as Issuing Lender.

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of May 24, 2004 (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrowers on the terms and conditions set forth therein;

         WHEREAS, the Borrowers are seeking to acquire a portfolio of assets and partnership interests of The Rubenstein Company, L.P. (the "ACQUISITION");

         WHEREAS, in connection with the Acquisition, the Borrowers have requested that the Lenders amend certain financial covenants contained in the Credit Agreement for a period following the Acquisition; and

         WHEREAS, the Lenders are willing to so amend certain financial covenants contained in the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. As of the Effective Date (as defined in ss.4 hereof) the Credit Agreement is hereby amended as follows:

                  2.1. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is amended by adding the following new definitions of "Amendment Effective Date", "Pre-Stabilized Acquisition Properties", "Senior Term Loan Credit Facility" and "Step-back Date" to Section 1.1 in the appropriate alphabetical order:

                           ""AMENDMENT EFFECTIVE DATE" means September 10, 2004,
                  which is the effective date of Amendment No. 1 to this Credit Agreement.

                           "PRE-STABILIZED ACQUISITION PROPERTIES" means the
                  Properties located at (i) 555 Radnor Financial Center, Radnor, Pennsylvania, (ii) 130-170 Radnor Financial Center, Radnor, Pennsylvania and (iii) 201 Radnor Financial Center, Radnor, Pennsylvania.

                           "SENIOR TERM LOAN CREDIT FACILITY" means the
                  Borrowers' $450,000,000 term loan credit facility for which Bear Stearns Corporate Lending Inc. acts as administrative agent.

                           "STEP-BACK DATE" has the meaning set forth in Section
                  7.2(d)."

                  2.2. DEFINITION OF LEVERAGE RATIO. The definition of "Leverage Ratio" set forth in Section 1.1 of the Credit Agreement is amended by adding the following proviso at the end of such definition:

                           "; provided that from the Amendment Effective Date
                  until October 1, 2005, Total Asset Value shall be calculated by using the value at cost of the Pre-Stabilized Acquisition Properties in lieu of the Property Value of the Pre-Stabilized Acquisition Properties".

                  2.3. DEFINITION OF UNENCUMBERED PROPERTY VALUE. The definition of "Unencumbered Property Value" set forth in Section 1.1 of the Credit Agreement is amended by adding the following proviso at the end of such definition:

                           "; provided that from the Amendment Effective Date
                  until October 1, 2005, Unencumbered Property Value shall be calculated by using the value at cost of the Pre-Stabilized Acquisition Properties (so long as such Properties constitute Unencumbered Properties) instead of the Property Value of the Pre-Stabilized Acquisition Properties".

                  2.4. LEVERAGE RATIO. Section 7.2(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "(d) Leverage Ratio. The Leverage Ratio, as of the
                  end of each fiscal quarter of the Combined Parties, shall be less than or equal to (i) .55 to 1.0 from the date hereof until the Amendment Effective Date, (ii) .60 to 1.0 from the Amendment Effective Date until the earlier of (A) March 31, 2005 or (B) the cancellation or termination in full of the Senior Term Loan Credit Facility commitments or the repayment in full of the principal amount of the term loans borrowed under the Senior Term Loan Credit Facility (such earlier date of (A) and (B) being referred to herein as the "STEP-BACK DATE"), and (iii) .55 to 1.0 on and after the Step-back Date."

                  2.5. UNSECURED DEBT LIMITATION. Section 7.2(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "(e) Unsecured Debt Limitation. At the end of each
                  fiscal quarter of the Combined Parties, Unsecured Debt shall be less than or equal to the sum (such sum being referred to herein as the "ADJUSTED UNENCUMBERED Value") of (i) Unencumbered Property Value divided by (A) 1.75 from the date hereof until the Amendment Effective Date, (B) 1.55 from the Amendment Effective Date until the Step-back Date and (C) 1.75 on and after the Step-back Date, plus (ii) Unencumbered Construction-in-Process and Eligible Land Value divided by 2; provided that (x) no Property shall account for more than 20% of Adjusted Unencumbered Value and (y) Unencumbered Construction-in-Process and Eligible Land Value divided by 2 shall not account for more than 25% of Adjusted Unencumbered Value."

                  2.6. UNENCUMBERED CASH FLOW RATIO. Section 7.2(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "(g) Unencumbered Cash Flow Ratio. The Unencumbered
                  Cash Flow Ratio, as of the end of each fiscal quarter of the Combined Parties, shall be greater than or equal to (i) 1.65 to 1.0 from the date hereof until the Amendment Effective Date, (ii) 1.50 to 1.0 from the Amendment Effective Date until the Step-back Date, and (iii) 1.65 to 1.0 on and after the Step-back Date."

                  2.7. INTEREST RATE PROTECTION AGREEMENTS. Section 7.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "The Borrowers shall maintain Interest Rate Hedges on
                  a notional amount of the Funded Debt which, when added to the aggregate principal amount of the Funded Debt which bears interest at a fixed rate, equals or exceeds (i) prior to April 1, 2005, 40%, and (ii) from and after April 1, 2005, 60%, of the aggregate principal amount of all Funded Debt. "Interest Rate Hedges" shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Administrative Agent and entered into by the Credit Parties in order to provide protection to, or minimize the impact upon, the Credit Parties of increasing floating rates of interest applicable to the Funded Debt.

         3. PROVISIONS OF GENERAL APPLICATION.

                  3.1. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment

         (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Event of Default or Default exists on the date hereof, (c) the organizational documents of each of the Borrowers and the Guarantors attached to the Secretary's Certificate dated as of May 24, 2004 remain in full force and effect and such organizational documents have not been amended, annulled, rescinded or revoked since May 24, 2004 and (d) this Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrowers and the Guarantors contained herein constitute the legal, valid and binding obligations of the Borrowers and the Guarantors, enforceable against them in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

                  3.2. NO OTHER CHANGES. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

                  3.3. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

                  3.4. ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

                  3.5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         4. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the "EFFECTIVE DATE"):

                  (a) execution and delivery to the Administrative Agent by the Required Lenders, the Borrowers, the Guarantors, and the Administrative Agent of this Amendment;

                  (b) delivery to the Administrative Agent by the Borrowers of resolutions of the governing board of the Borrowers authorizing this Amendment and the Acquisition;

                  (c) delivery to the Administrative Agent of an opinion of counsel to the Borrowers with respect to this Amendment in form and substance satisfactory to the Administrative Agent;

                  (d) delivery to the Administrative Agent by the Borrowers of evidence of the closing of the Acquisition in form and substance satisfactory to the Administrative Agent; and

                  (e) payment by the Borrowers of the fees and expenses described in the Fee Letter, dated as of August 25, 2004, by and among JPMorgan Chase Bank, J.P. Morgan Securities, Inc., and the Borrowers, with respect to this Amendment.



                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

BORROWERS:           BRANDYWINE REALTY TRUST,
---------            a Maryland real estate investment trust

                     By: /s/ Christopher P. Marr
                         --------------------------------
                         Name:  Christopher P. Marr
                         Title: Senior Vice President and
                                Chief Financial Officer


                     BRANDYWINE OPERATING PARTNERSHIP,
                     L.P., a Delaware limited partnership

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its
                             general partner


                             By:    /s/ Christopher P. Marr
                                    -------------------------
                             Name:  Christopher P. Marr
                             Title: Senior Vice President and
                                    Chief Financial Officer

GUARANTORS:          AAPOP 2, L.P., a Delaware limited partnership
----------
                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, one of its
                         general partners

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty Trust,
                                     a Maryland real estate
                                     investment trust,
                                     its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania
                         limited liability company, one of its
                         general partners

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE AMBASSADOR, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Ambassador, L.L.C., a
                         Pennsylvania limited liability company,
                         its general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust,
                                 its general partner


                     BRANDYWINE CENTRAL L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine F.C., L.P., a Pennsylvania
                         limited  partnership, its general partner

                         By: Brandywine F.C., L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner

                     BRANDYWINE CIRA, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine Cira, LLC, a Pennsylvania
                         limited liability company, its general
                         partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE F.C., L.P., a Pennsylvania
                     limited partnership

                         By: Brandywine F.C., L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating Partnership,
                                 L.P., a Delaware limited
                                 partnership, its sole member

                                 By: Brandywine Realty Trust, a
                                     Maryland real estate
                                     investment trust, its general
                                     partner

                     BRANDYWINE GRANDE B, L.P., a Delaware
                     limited partnership

                     By: Brandywine Realty Trust, a Maryland real
                         estate investment trust, its general
                         partner

                     BRANDYWINE I.S., L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine I.S., L.L.C., a Pennsylvania
                         limited liability company, its general
                         partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner


                     BRANDYWINE METROPLEX, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Metroplex, LLC, a
                         Pennsylvania limited liability company,
                         its general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE P.M., L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine P.M., L.L.C., a Pennsylvania
                         limited liability company, its general
                         partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                     BRANDYWINE TB FLORIG, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine TB Florig, LLC, a Pennsylvania
                         limited liability company, its general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE TB INN, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine TB Inn, L.L.C., a Pennsylvania
                         limited liability company, its general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE TB I, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine TB I, L.L.C., a Pennsylvania
                         limited liability company, its general
                         partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust,
                                 its general partner

                     BRANDYWINE TB II, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine TB II, L.L.C., a Pennsylvania
                         limited liability company, its general
                         partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE TB V, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine TB V, L.L.C., a
                         Pennsylvania limited liability company, its
                         general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     BRANDYWINE TB VI, L.P., a Pennsylvania
                     limited partnership

                     By: Brandywine TB VI, L.L.C., a
                         Pennsylvania limited liability company, its
                         general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner


                     BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

                     By: Brandywine TB VIII, L.L.C., a
                         Pennsylvania limited liability company, its
                         general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner


                     C/N IRON RUN LIMITED PARTNERSHIP III,
                     a Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a
                         Delaware limited partnership, its
                         general partner

                         By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     C/N LEEDOM LIMITED PARTNERSHIP II, a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its general
                             partner

                     C/N OAKLANDS LIMITED PARTNERSHIP I, a
                     Pennsylvania limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty Trust, a
                                     Maryland real estate
                                     investment trust,
                                     its general partner


                     C/N OAKLANDS LIMITED PARTNERSHIP III,
                     a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its general partner

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     E-TENANTS.COM HOLDING, L.P., a
                     Pennsylvania limited partnership

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its general partner

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner


                     FIFTEEN HORSHAM, L.P., a Pennsylvania
                     limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner

                     IRON RUN LIMITED PARTNERSHIP V, a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P.,
                         a Delaware limited partnership, its general
                         partner

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its general
                             partner


                     LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner

                     LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner


                     NEWTECH IV LIMITED PARTNERSHIP, a
                     Pennsylvania limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer, L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner

                     NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                     By: Witmer Operating Partnership I, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Witmer L.L.C., a
                             Pennsylvania limited liability
                             company, its general partner

                             By: Brandywine Operating
                                 Partnership, L.P., a Delaware
                                 limited partnership, its sole
                                 member

                                 By: Brandywine Realty
                                     Trust, a Maryland real
                                     estate investment trust,
                                     its general partner


                     WITMER OPERATING PARTNERSHIP I, L.P.,
                     a Delaware limited partnership

                     By: Brandywine Witmer, L.L.C., a Pennsylvania
                         limited liability company, its general partner

                         By: Brandywine Operating Partnership,
                             L.P., a Delaware limited partnership,
                             its sole member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate
                                 investment trust, its general
                                 partner

                     100 ARRANDALE ASSOCIATES, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its general
                             partner


                     111 ARRANDALE ASSOCIATES, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its general
                             partner


                     440 CREAMERY WAY ASSOCIATES, L.P., a
                         Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a
                         Delaware limited partnership, its general
                         partner

                         By: Brandywine Realty Trust, a Maryland
                             real estate investment trust, its general
                             partner

                     442 CREAMERY WAY ASSOCIATES, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                     481 JOHN YOUNG WAY ASSOCIATES, L.P., a
                     Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     INTERSTATE CENTER ASSOCIATES, a
                     Virginia general partnership

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     By: Brandywine Interstate 50, L.L.C., a Delaware limited liability company, one of its general partners

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust,
                                   its general partner

                     IR NORTHLIGHT II ASSOCIATES, a
                     Pennsylvania general partnership

                     By:  AAPOP 2, L.P., a Delaware limited
                          partnership, one of its general partners

                          By:  Witmer Operating Partnership I, L.P.,
                               a Delaware limited partnership,
                               one of its general partners

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability
                                   company, its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a
                                       Delaware limited partnership,
                                       its sole member

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner

                          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a Maryland
                                       real estate investment trust, its
                                       general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     PLYMOUTH TFC GENERAL PARTNERSHIP, a Pennsylvania general partnership

                     By:  Brandywine P.M., L.P., a Pennsylvania
                          Limited Partnership, its general partner

                          By:  Brandywine P.M., L.L.C., a Pennsylvania
                               limited liability company, its
                               general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a Maryland
                                       real estate investment trust, its
                                       general partner

                     By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a Maryland
                                       real estate investment trust, its
                                       general partner

                     BRANDYWINE REALTY SERVICES CORPORATION,
                     a Pennsylvania corporation


                     BTRS, INC., a Delaware corporation


                     SOUTHPOINT LAND HOLDINGS, INC., a
                     Pennsylvania corporation


                     VALLEYBROOKE LAND HOLDINGS, INC., a
                     Pennsylvania corporation


                     BRANDYWINE AMBASSADOR, L.L.C., a
                     Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                     BRANDYWINE BROKERAGE SERVICES,
                     LLC, a New Jersey limited liability company

                     By: Brandywine Realty Services Corporation, a Pennsylvania corporation, its sole member


                     BRANDYWINE CHARLOTTESVILLE LLC, a
                     Virginia limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     BRANDYWINE CHRISTINA LLC, a Delaware
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     BRANDYWINE CIRA, LLC, a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                     BRANDYWINE DABNEY, L.L.C., a Delaware
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     BRANDYWINE DOMINION, L.L.C., a
                     Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                     BRANDYWINE F.C., L.L.C., a Pennsylvania
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                     BRANDYWINE I.S., L.L.C., a Pennsylvania
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                     BRANDYWINE INTERSTATE 50, L.L.C., a
                     Delaware limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE-MAIN STREET, LLC, a
                     Delaware limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE METROPLEX LLC, a
                     Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE PIAZZA, L.L.C., a New Jersey
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE PLAZA 1000, L.L.C., a New
                     Jersey limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE PROMENADE, L.L.C., a New
                     Jersey limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TB FLORIG, LLC, a
                     Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE TB I, L.L.C., a Pennsylvania
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TB V, L.L.C., a Pennsylvania
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     BRANDYWINE TRENTON URBAN
                     RENEWAL, L.L.C., a Delaware limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE WITMER, L.L.C., a
                     Pennsylvania limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     CHRISTIANA CENTER OPERATING
                     COMPANY III LLC, a Delaware limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     E-TENANTS LLC, a Delaware limited liability company

                     By: e-Tenants.com Holding, L.P., a Pennsylvania limited partnership, its sole member

                          By:  Brandywine Operating Partnership,
                               L.P., a Delaware limited partnership,
                               its general partner

                               By: Brandywine Realty Trust, a
                                   Maryland real estate
                                   investment trust, its general
                                   partner

                     BRANDYWINE GRANDE B, LLC, a Delaware
                     limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner

                     BRANDYWINE GREENTREE V, LLC, a
                     Delaware limited liability company

                     By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                          By:  Brandywine Realty Trust, a Maryland
                               real estate investment trust, its general
                               partner


                     By:    /s/ Christopher P. Marr
                          ----------------------------------
                     Name:  Christopher P. Marr
                     Title: Senior Vice President and Chief
                            Financial Officer of each of the
                            above-named entities

LENDERS:
--------

                     JPMORGAN CHASE BANK, as Administrative Agent, Issuing Lender, and Swing Lender and individually as a Lender



                     By:___________________________________
                     Name:
                     Title:

                     BANK OF AMERICA, N.A., as Syndication Agent and Issuing Lender and individually as Lender



                     By:___________________________________
                     Name:
                     Title:

                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                     Co-Documentation Agent and individually as Lender



                     By:___________________________________
                     Name:
                     Title:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                     Co-Documentation Agent and individually as Lender



                     By:___________________________________
                     Name:
                     Title:

                     CITICORP NORTH AMERICA, INC. as
                     Co-Documentation Agent and individually as Lender



                     By:___________________________________
                     Name:
                     Title:

                     PNC BANK, NATIONAL ASSOCIATION



                     By:___________________________________
                     Name:
                     Title:

                     MANUFACTURERS AND TRADERS TRUST COMPANY



                     By:___________________________________
                     Name:
                     Title:

                     COMMERZBANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH



                     By:___________________________________
                     Name:
                     Title:





                     By:___________________________________
                     Name:
                     Title:

                     EUROHYPO AG, NEW YORK BRANCH



                     By:___________________________________
                     Name:
                     Title:





                     By:___________________________________
                     Name:
                     Title:

                     KEYBANK NATIONAL ASSOCIATION



                     By:___________________________________
                     Name:
                     Title:

                     THE BANK OF NEW YORK



                     By:___________________________________
                     Name:
                     Title:

                     SOUTHTRUST BANK



                     By:___________________________________
                     Name:
                     Title:

                     SUNTRUST BANK



                     By:___________________________________
                     Name:
                     Title:

                     NATIONAL CITY BANK



                     By:___________________________________
                     Name:
                     Title:

                     CITIZENS BANK OF PENNSYLVANIA



                     By:___________________________________
                     Name:
                     Title:

                     AMSOUTH BANK



                     By:___________________________________
                     Name:
                     Title:

                     SOVEREIGN BANK



                     By:___________________________________
                     Name:
                     Title:

                     MELLON BANK



                     By:___________________________________
                     Name:
                     Title:

                     US BANK NATIONAL ASSOCIATION



                     By:___________________________________
                     Name:
                     Title:

                     BEAR STEARNS CORPORATE LENDING INC.



                     By:___________________________________
                     Name:
                     Title:

                     FIRSTRUST BANK



                     By:___________________________________
                     Name:
                     Title:

                     FIRST HORIZON BANK, A DIVISION OF FIRST
                     TENNESSEE BANK N.A.



                     By:___________________________________
                     Name:
                     Title: